Exhibit 99.1

Tenneco Reports Third Quarter 2014 Results

  Record third quarter revenue of $2.1 billion
  Record third quarter EBIT of $140 million
  EPS of $1.27 per diluted share

LAKE FOREST, Ill.--(BUSINESS WIRE)--October 27, 2014--Tenneco Inc. (NYSE: TEN) reported third quarter net income of $78 million, or $1.27 per diluted share, up from $12 million, or 19-cents per diluted share, in third quarter 2013. On an adjusted basis, net income was $78 million, or $1.25 per diluted share, an increase from $62 million, or 99-cents per diluted share a year ago.

Revenue

Total revenue in the third quarter was up 6% year-over-year to $2.081 billion. The increase includes higher revenues in both product lines with Clean Air increasing 8% and Ride Performance up 2%. Excluding substrate sales, total revenue increased 5% to $1.602 billion. The year-over-year comparison includes $32 million in negative currency.

Tenneco’s OE light vehicle revenue increased 6% year-over-year, outpacing global industry light vehicle production. Commercial truck and off-highway revenue was up 15%, driven by Clean Air revenue growth in Europe, China and Japan, and higher North America Ride Performance revenue. Global aftermarket revenue was essentially flat versus prior year with higher revenues in both product lines in North America offset by lower revenues in the Europe aftermarket.

EBIT

Third quarter EBIT (earnings before interest, taxes and noncontrolling interests) was $140 million, versus $72 million in third quarter 2013. Adjusted EBIT increased 17% to $152 million, reflecting a 6% increase in Clean Air adjusted EBIT and a 16% increase in Ride Performance adjusted EBIT. EBIT results this quarter include a $9 million benefit from stock-indexed compensation expense. The year-over-year comparison includes $5 million in negative currency.

“We recorded another quarter of record high revenue by outpacing global light vehicle industry production, generating strong year-over-year revenue growth in our commercial truck and off-highway business and benefiting from a continued steady contribution from the global aftermarket,” said Gregg Sherrill, chairman and CEO, Tenneco. “This top-line growth and strong operational performance also drove record high earnings and improved profitability.”

Adjusted third quarter 2014 and 2013 results

(millions except per share amounts)	Q3 2014				Q3 2013
			Net income				Net income
			attributable to				attributable to
	EBITDA*	EBIT	Tenneco Inc.	Per Share	EBITDA*	EBIT	Tenneco Inc.	Per Share
Earnings Measures	$192	$140	$78	$1.27	$123	$72	$12	$0.19

Adjustments (reflects non-GAAP measures):
Restructuring and related expenses	8	8	7	0.12	58	58	59	0.95
Bad debt charge	4	4	3	0.05	-	-	-	-
Net tax adjustments	-	-	(10)	(0.19)	-	-	(9)	(0.15)

Non-GAAP earnings measures	$204	$152	$78	$1.25	$181	$130	$62	$0.99

* EBITDA including noncontrolling interests (EBIT before depreciation and amortization)
In addition to the items set forth above, the tables at the end of this press release reconcile GAAP to non-GAAP results.

Third quarter 2014 adjustments

  Restructuring and related expenses of $8 million pre-tax, or 12-cents per diluted share.
  A charge of $4 million pre-tax, or 5-cents per diluted share related to the bankruptcy of an aftermarket customer in Europe.
  Net tax benefits of $10 million, or 19-cents per diluted share, for tax adjustments to prior year estimates.

Third quarter 2013 adjustments

  Restructuring and related expenses of $58 million pre-tax, or 95-cents per diluted share.
  Net tax benefits of $9 million or 15-cents per diluted share, for tax adjustments to prior year estimates.

EBIT Margin

Tenneco improved its total adjusted EBIT as a percent of value-add revenue to 9.5%, an increase of 100 basis points.

	Q3 2014	Q3 2013
EBIT as a percent of revenue	6.7%	3.7%
EBIT as a percent of value-add revenue	8.7%	4.7%

Adjusted EBIT as a percent of revenue	7.3%	6.6%
Adjusted EBIT as a percent of value-add revenue	9.5%	8.5%

Clean Air adjusted EBIT as a percent of value-add revenue was 10.7%, driven by stronger light vehicle volumes in North America and China, higher commercial truck and off-highway revenue in Europe, China and Japan and reflecting $4 million in higher engineering investments for new programs, versus last year. Ride Performance adjusted EBIT as a percent of revenue was 9.8%, primarily due to stronger aftermarket sales in North and South America, and cost savings related to the company’s global product cost leadership initiative.

Cash

Cash generated by operations in the quarter was $115 million, versus $50 million a year ago. The improvement was primarily driven by higher earnings and managing working capital.

Capital investments in the quarter were $95 million, compared with $57 million in third quarter 2013. Similar to the higher engineering investments, the increase in capital investments supports future growth in OE Clean Air and Ride Performance programs in North America, Europe and China. With the addition of incremental new programs and the timing of expenditures, the company now expects its capital investments for the full year to be about $330 million.

Outlook

According to IHS Automotive estimates*, global light vehicle industry production in the fourth quarter is forecasted to increase 3% year-over-year in the regions where Tenneco operates. North America is expected to increase 4%, China up 6% and India up 10%. Europe industry light vehicle production is expected to decrease 1% and a decline of 9% is forecasted for South America.

In the fourth quarter, Tenneco anticipates that higher light vehicle unit volumes and higher commercial truck and off-highway content will counteract an estimated 3% of total revenue currency headwind, resulting in total revenue about the same to slightly higher compared with the strong fourth quarter last year. For the quarter, revenues, including the currency impact, are expected to reflect this trend for light vehicle, commercial truck and off-highway and the global aftermarket.

“Higher light vehicle unit volumes and higher content demonstrate the effectiveness of our growth drivers including Tenneco’s strong balance across geographies and end markets, an outstanding platform position with top OE customers globally and a regulatory environment that continues to create opportunities with new programs and incremental content,” said Sherrill. “This means we should finish 2014 with strong revenue growth year-over-year with light vehicle revenue outpacing global industry production, a strong increase in commercial truck and off-highway revenues, and an increase in global aftermarket revenue.”

*IHS Automotive October 2014 industry production estimates

Attachment 1
Statements of Income – 3 Months
Statements of Income – 9 Months
Balance Sheets
Statements of Cash Flows – 3 Months
Statements of Cash Flows – 9 Months

Attachment 2
Reconciliation of GAAP Net Income to EBITDA including noncontrolling interests – 3 Months
Reconciliation of GAAP to Non-GAAP Earnings Measures – 3 Months
Reconciliation of GAAP Net Income to EBITDA including noncontrolling interests – 9 Months
Reconciliation of GAAP to Non-GAAP Earnings Measures – 9 Months
Reconciliation of GAAP Revenue to Non-GAAP Revenue Measures – 3 Months
Reconciliation of GAAP Revenue to Non-GAAP Revenue Measures – 9 Months
Reconciliation of GAAP Revenue to Non-GAAP Revenue Measures – 3 Months and 9 Months
Reconciliation of Non-GAAP Measures – Debt Net of Cash/Adjusted LTM EBITDA including noncontrolling interests
Reconciliation of GAAP Revenue to Non-GAAP Revenue Measures – Original Equipment and Aftermarket Revenue – 3 Months and 9 Months
Reconciliation of GAAP Revenue and Earnings to Non-GAAP Revenue and Earnings Measures – 3 Months
Reconciliation of GAAP Revenue and Earnings to Non-GAAP Revenue and Earnings Measures – 9 Months

CONFERENCE CALL

The company will host a conference call on Monday, October 27, 2014 at 8:30 a.m. ET. The dial-in number is 800-988-9795 (domestic) or 517-308-9366 (international). The passcode is TENNECO. The call and accompanying slides will be available on the financial section of the Tenneco web site at www.tenneco.com. A recording of the call will be available one hour following completion of the call on October 27, 2014 through November 27, 2014. To access this recording, dial 800-568-0480 (domestic) or 203-369-3676 (international). The purpose of the call is to discuss the company’s operations for the quarter, as well as other matters that may impact the company’s outlook. A copy of the press release is available on the financial and news sections of the Tenneco web site.

Tenneco is an $8 billion global manufacturing company with headquarters in Lake Forest, Illinois and approximately 26,000 employees worldwide. Tenneco is one of the world’s largest designers, manufacturers and marketers of clean air and ride performance products and systems for automotive and commercial vehicle original equipment markets and the aftermarket. Tenneco’s principal brand names are Monroe®, Walker®, XNOx™ and Clevite®Elastomer.

Revenue estimates in this release are based on OE manufacturers’ programs that have been formally awarded to the company; programs where Tenneco is highly confident that it will be awarded business based on informal customer indications consistent with past practices; Tenneco’s status as supplier for the existing program and its relationship with the customer; and the actual original equipment revenues achieved by the company for each of the last several years compared to the amount of those revenues that the company estimated it would generate at the beginning of each year. These revenue estimates are also based on anticipated vehicle production levels and pricing, including precious metals pricing and the impact of material cost changes. Currency is assumed to be constant at $1.33 per Euro throughout the entire period. For certain additional assumptions upon which these estimates are based, see the slides accompanying the October 27, 2014 conference call, which are available on the financial section of the Tenneco website at www.tenneco.com.

This press release contains forward-looking statements. Words such as “may,” “expects,” “anticipate,” ”projects,” “will,” “outlook” and similar expressions identify forward-looking statements. These forward-looking statements are based on the current expectations of the company (including its subsidiaries). Because these forward-looking statements involve risks and uncertainties, the company's plans, actions and actual results could differ materially. Among the factors that could cause these plans, actions and results to differ materially from current expectations are:
(i) general economic, business and market conditions;
(ii) the company’s ability to source and procure needed materials, components and other products and services in accordance with customer demand and at competitive prices;
(iii) the cost and outcome of existing and any future claims, legal proceedings, or investigations, including, but not limited to, any of the foregoing arising in connection with the ongoing global antitrust investigation, product performance, product safety or intellectual property rights;
(iv) changes in capital availability or costs, including increases in the company's costs of borrowing (i.e., interest rate increases), the amount of the company's debt, the ability of the company to access capital markets at favorable rates, and the credit ratings of the company’s debt;
(v) changes in consumer demand, prices and the company’s ability to have our products included on top selling vehicles, including any shifts in consumer preferences to lower margin vehicles, for which we may or may not have supply arrangements;
(vi) changes in automotive and commercial vehicle manufacturers' production rates and their actual and forecasted requirements for the company's products such as the significant production cuts during recent years by automotive manufacturers in response to difficult economic conditions;
(vii) the overall highly competitive nature of the automobile and commercial vehicle parts industries, and any resultant inability to realize the sales represented by the company’s awarded book of business which is based on anticipated pricing and volumes over the life of the applicable program;
(viii) the loss of any of our large original equipment manufacturer (“OEM”) customers (on whom we depend for a substantial portion of our revenues), or the loss of market shares by these customers if we are unable to achieve increased sales to other OEMs or any change in customer demand due to delays in the adoption or enforcement of worldwide emissions regulations;
(ix) the company's continued success in cost reduction and cash management programs and its ability to execute restructuring and other cost reduction plans, including our current European cost reduction initiatives, and to realize anticipated benefits from these plans;
(x) workforce factors such as strikes or labor interruptions;
(xi) increases in the costs of raw materials, including the company’s ability to successfully reduce the impact of any such cost increases through materials substitutions, cost reduction initiatives, customer recovery and other methods;
(xii) the negative impact of higher fuel prices on transportation and logistics costs, raw material costs and discretionary purchases of vehicles or aftermarket products;
(xiii) the cyclical nature of the global vehicular industry, including the performance of the global aftermarket sector and longer product lives of automobile parts;
(xiv) product warranty costs;
(xv) the failure or breach of our information technology systems and the consequences that such failure or breach may have to our business;
(xvi) economic, exchange rate and political conditions in the countries where we operate or sell our products;
(xvii) the company's ability to develop and profitably commercialize new products and technologies, and the acceptance of such new products and technologies by the company's customers and the market;
(xviii) changes by the Financial Accounting Standards Board or other accounting regulatory bodies to authoritative generally accepted accounting principles or policies;
(xix) changes in accounting estimates and assumptions, including changes based on additional information;
(xx) the impact of the extensive, increasing and changing laws and regulations to which we are subject, including environmental laws and regulations, which may result in our incurrence of environmental liabilities in excess of the amount reserved;
(xxi) natural disasters, acts of war and/or terrorism and the impact of these occurrences or acts on economic, financial, industrial and social condition, including, without limitation, with respect to supply chains and customer demand in the countries where the company operates; and
(xxii) the timing and occurrence (or non-occurrence) of transactions and events which may be subject to circumstances beyond the control of the company and its subsidiaries.
The company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this press release. Additional information regarding these risk factors and uncertainties is detailed from time to time in the company's SEC filings, including but not limited to its annual report on Form 10-K for the year ended December 31, 2013 and its quarterly report on Form 10-Q for the quarter ended June 30, 2014.

ATTACHMENT 1
TENNECO INC. AND CONSOLIDATED SUBSIDIARIES
STATEMENTS OF INCOME
Unaudited
THREE MONTHS ENDED SEPTEMBER 30,
(Millions except per share amounts)

	2014		2013
Net sales and operating revenues
Clean Air Division - Value-add revenues	$952		$897
Clean Air Division - Substrate sales	479		431
Ride Performance Division - Value-add revenues	650		635
	$2,081		$1,963

Costs and expenses
Cost of sales (exclusive of depreciation and amortization shown below)	1,735	(a) (b)	1,691	(d)
Engineering, research and development	42		35
Selling, general and administrative	108	(b)	112	(d)
Depreciation and amortization of other intangibles	52		51
Total costs and expenses	1,937		1,889

Loss on sale of receivables	(1)		(1)
Other income (expense)	(3)	(a)	(1)	(d)
Total other income (expense)	(4)		(2)

Earnings before interest expense, income taxes, and noncontrolling interests
Clean Air Division	97	(a) (b)	95	(d)
Ride Performance Division	57	(a)	(2)	(d)
Other	(14)		(21)
	140		72

Interest expense (net of interest capitalized)	20		20
Earnings before income taxes and noncontrolling interests	120		52

Income tax expense	31	(c)	30	(e)
Net income	89		22

Less: Net income attributable to noncontrolling interests	11		10
Net income attributable to Tenneco Inc.	$78		$12

Weighted average common shares outstanding:
Basic	60.8		60.6
Diluted	61.7		61.9

Earnings per share of common stock:
Basic	$1.29		$0.19
Diluted	$1.27		$0.19
(a) Includes restructuring and related charges of $8 million pre-tax, $7 million after tax or $0.12 per diluted share. Of the adjustment, $5 million is recorded in cost of sales and $3 million is recorded in other income (expense). $1 million is recorded in the Clean Air Division and $7 million is recorded in the Ride Performance Division.

(b) Includes a charge of $4 million pre-tax, $3 million after tax or $0.05 per diluted share related to the bankruptcy of an aftermarket customer in Europe. Of the adjustment, $2 million is recorded in cost of sales and $2 million is recorded in selling, general and administrative expenses.

(c) Includes net tax benefits of $10 million or $0.19 per diluted share for tax adjustments to prior year estimates.

(d) Includes restructuring and related charges of $58 million pre-tax, $59 million after tax or $0.95 per diluted share. Of the adjustment, $56 million is recorded in cost of sales, $1 million is recorded in selling, general and administrative expenses and $1 million is recorded in other income (expense). $1 million is recorded in the Clean Air Division and $57 million is recorded in the Ride Performance Division.

(e) Includes net tax benefits of $9 million or $0.15 per diluted share for tax adjustments to prior year estimates.

ATTACHMENT 1
TENNECO INC. AND CONSOLIDATED SUBSIDIARIES
STATEMENTS OF INCOME
Unaudited
NINE MONTHS ENDED SEPTEMBER 30,
(Millions except per share amounts)

	2014		2013
Net sales and operating revenues
Clean Air Division - Value-add revenues	$2,938		$2,657
Clean Air Division - Substrate sales	1,478		1,373
Ride Performance Division - Value-add revenues	2,000		1,903
	$6,416		$5,933

Costs and expenses
Cost of sales (exclusive of depreciation and amortization shown below)	5,340	(a) (b)	5,031	(d)
Engineering, research and development	126	(a)	103
Selling, general and administrative	379	(a) (b)	337	(d)
Depreciation and amortization of other intangibles	155		151
Total costs and expenses	6,000		5,622

Loss on sale of receivables	(3)		(3)
Other income (expense)	(4)	(a)	(2)	(d)
Total other income (expense)	(7)		(5)

Earnings before interest expense, income taxes, and noncontrolling interests
Clean Air Division	297	(a) (b)	277	(d)
Ride Performance Division	180	(a)	93	(d)
Other	(68)		(64)	(d)
	409		306

Interest expense (net of interest capitalized)	58		60
Earnings before income taxes and noncontrolling interests	351		246

Income tax expense	117	(c)	89	(e)
Net income	234		157

Less: Net income attributable to noncontrolling interests	29		28
Net income attributable to Tenneco Inc.	$205		$129

Weighted average common shares outstanding:
Basic	60.7		60.5
Diluted	61.6		61.6

Earnings per share of common stock:
Basic	$3.39		$2.13
Diluted	$3.33		$2.09
(a) Includes restructuring and related charges of $28 million pre-tax, $24 million after tax or $0.40 per diluted share. Of the adjustment, $20 million is recorded in cost of sales, $3 million is recorded in selling, general and administrative expenses, $1 million is recorded in engineering expenses and $4 million is recorded in other income (expense). $14 million is recorded in the Clean Air Division and $14 million is recorded in the Ride Performance Division.

(b) Includes a charge of $4 million pre-tax, $3 million after tax or $0.05 per diluted share related to the bankruptcy of an aftermarket customer in Europe. Of the adjustment, $2 million is recorded in cost of sales and $2 million is recorded in selling, general and administrative expenses.

(c) Includes net tax benefits of $9 million or $0.17 per diluted share for tax adjustments to prior year estimates.

(d) Includes restructuring and related charges of $69 million pre-tax, $67 million after tax or $1.08 per diluted share. Of the adjustment, $63 million is recorded in cost of sales, $5 million is recorded in selling, general and administrative expenses and $1 million is recorded in other income (expense). $7 million is recorded in the Clean Air Division, $60 million is recorded in the Ride Performance Division and $2 million is recorded in Other.

(e) Includes net tax benefits of $22 million or $0.35 per diluted share for tax adjustments to prior year estimates, primarily related to recognizing a U.S. tax benefit for foreign taxes.

ATTACHMENT 1
TENNECO INC. AND CONSOLIDATED SUBSIDIARIES
BALANCE SHEETS
(Unaudited)
(Millions)

		September 30, 2014		December 31, 2013

Assets

	Cash and cash equivalents	$275		$275

	Restricted cash	5		5

	Receivables, net	1,265	(a)	1,060	(a)

	Inventories	755		656

	Other current assets	345		294

	Investments and other assets	356		365

	Plant, property, and equipment, net	1,231		1,175

	Total assets	$4,232		$3,830

Liabilities and Shareholders' Equity

	Short-term debt	$111		$83

	Accounts payable	1,411		1,359

	Accrued taxes	50		40

	Accrued interest	14		10

	Other current liabilities	357		346

	Long-term debt	1,187	(b)	1,019	(b)

	Deferred income taxes	27		28

	Deferred credits and other liabilities	399		453

	Redeemable noncontrolling interests	28		20

	Tenneco Inc. shareholders' equity	613		433

	Noncontrolling interests	35		39

	Total liabilities, redeemable noncontrolling interests and shareholders' equity	$4,232		$3,830

		September 30, 2014		December 31, 2013
(a)	Accounts Receivables net of:
	Europe - Accounts receivables securitization programs	$165		$134

		September 30, 2014		December 31, 2013
(b)	Long term debt composed of:
	Borrowings against revolving credit facilities	$196		$58
	Term loan A (Due 2017)	213		228
	7.75% senior notes (Due 2018)	225		225
	6.875% senior notes (Due 2020)	500		500
	Other long term debt	53		8

		$1,187		$1,019

ATTACHMENT 1
Tenneco Inc. and Consolidated Subsidiaries
Statements of Cash Flows
(Unaudited)
(Millions)

	Three Months Ended
	September 30,
	2014	2013

Operating activities:
Net income	$89	$22
Adjustments to reconcile net income to net cash provided by operating activities -
Depreciation and amortization of other intangibles	52	51
Stock-based compensation	3	3
Deferred income taxes	(12)	(10)
Loss on sale of assets	3	(1)
Changes in components of working capital-
(Inc.)/dec. in receivables	67	(27)
(Inc.)/dec. in inventories	(21)	(21)
(Inc.)/dec. in prepayments and other current assets	(5)	(16)
Inc./(dec.) in payables	(44)	(38)
Inc./(dec.) in accrued taxes	6	8
Inc./(dec.) in accrued interest	5	4
Inc./(dec.) in other current liabilities	(10)	79
Changes in long-term assets	2	6
Changes in long-term liabilities	(17)	(11)
Other	(3)	1
Net cash provided by operating activities	115	50

Investing activities:
Proceeds from sale of assets	1	4
Cash payments for plant, property & equipment	(95)	(54)
Cash payments for software-related intangible assets	(3)	(7)
Net cash used by investing activities	(97)	(57)

Financing activities:
Issuance of common shares	-	4
Purchase of common stock under the share repurchase program	-	(18)
Tax benefit from stock-based compensation	1	17
Retirement of long-term debt	(6)	(5)
Net inc./(dec.) in bank overdrafts	(4)	(38)
Net inc./(dec.) in revolver borrowings and short-term debt excluding current maturities on long-term debt and short-term borrowings secured by accounts receivable	(20)	84
Net inc./(dec.) in short-term debt secured by accounts receivable	30	-
Distribution to noncontrolling interest partners	-	(6)
Net cash provided by financing activities	1	38

Effect of foreign exchange rate changes on cash and
cash equivalents	(4)	10

Increase in cash and cash equivalents	15	41
Cash and cash equivalents, July 1	260	235
Cash and cash equivalents, September 30	$275	$276

Supplemental Cash Flow Information
Cash paid during the period for interest (net of interest capitalized)	$15	$16
Cash paid during the period for income taxes (net of refunds)	24	21

Non-cash Investing and Financing Activities
Period ended balance of payables for plant, property, and equipment	$39	$27

ATTACHMENT 1
Tenneco Inc. and Consolidated Subsidiaries
Statements of Cash Flows
(Unaudited)
(Millions)

	Nine Months Ended
	September 30,
	2014	2013

Operating activities:
Net income	$234	$157
Adjustments to reconcile net income to net cash provided by operating activities -
Depreciation and amortization of other intangibles	155	151
Stock-based compensation	11	10
Deferred income taxes	(13)	6
Loss on sale of assets	5	1
Changes in components of working capital-
(Inc.)/dec. in receivables	(236)	(280)
(Inc.)/dec. in inventories	(125)	(39)
(Inc.)/dec. in prepayments and other current assets	(57)	(97)
Inc./(dec.) in payables	116	111
Inc./(dec.) in accrued taxes	6	(5)
Inc./(dec.) in accrued interest	5	4
Inc./(dec.) in other current liabilities	14	86
Changes in long-term assets	3	9
Changes in long-term liabilities	(27)	(31)
Other	(2)	8
Net cash provided by operating activities	89	91

Investing activities:
Proceeds from sale of assets	1	6
Cash payments for plant, property & equipment	(262)	(178)
Cash payments for software-related intangible assets	(12)	(19)
Change in restricted cash	-	(5)
Net cash used by investing activities	(273)	(196)

Financing activities:
Issuance (Repurchase) of common shares	(1)	17
Purchase of common stock under the share repurchase program	-	(20)
Tax benefit from stock-based compensation	18	17
Issuance of long-term debt	45	-
Retirement of long-term debt	(16)	(13)
Net inc./(dec.) in bank overdrafts	(5)	(3)
Net inc./(dec.) in revolver borrowings and short-term debt excluding current maturities on long-term debt and short-term borrowings secured by accounts receivable	147	191
Net inc./(dec.) in short-term debt secured by accounts receivable	20	-
Capital contribution from noncontrolling interest partner	5	-
Distribution to noncontrolling interest partners	(23)	(29)
Net cash provided by financing activities	190	160

Effect of foreign exchange rate changes on cash and cash equivalents	(6)	(2)

Increase in cash and cash equivalents	-	53
Cash and cash equivalents, January 1	275	223
Cash and cash equivalents, September 30	$275	$276

Supplemental Cash Flow Information
Cash paid during the period for interest (net of interest capitalized)	$53	$55
Cash paid during the period for income taxes (net of refunds)	98	92

Non-cash Investing and Financing Activities
Period ended balance of payables for plant, property, and equipment	$39	$27

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP(1) NET INCOME TO EBITDA INCLUDING NONCONTROLLING INTERESTS (2)
Unaudited
(Millions)

	Q3 2014
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
Net income attributable to Tenneco Inc.										$78

Net income attributable to noncontrolling interests										11

Net income										89

Income tax expense										31

Interest expense (net of interest capitalized)										20

EBIT, Earnings before interest expense, income taxes and noncontrolling interests (GAAP measure)	$56	$14	$27	$97	$38	$9	$10	$57	$(14)	140

Depreciation and amortization of other intangibles	16	11	6	33	8	9	2	19	-	52

Total EBITDA including noncontrolling interests (2)	$72	$25	$33	$130	$46	$18	$12	$76	$(14)	$192

	Q3 2013
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
Net income attributable to Tenneco Inc.										$12

Net income attributable to noncontrolling interests										10

Net income										22

Income tax expense										30

Interest expense (net of interest capitalized)										20

EBIT, Earnings before interest expense, income taxes and noncontrolling interests (GAAP measure)	$57	$16	$22	$95	$33	$(40)	$5	$(2)	$(21)	72

Depreciation and amortization of other intangibles	15	12	5	32	8	9	2	19	-	51

Total EBITDA including noncontrolling interests (2)	$72	$28	$27	$127	$41	$(31)	$7	$17	$(21)	$123
(1) Generally Accepted Accounting Principles

(2) EBITDA including noncontrolling interests represents income before interest expense, income taxes, noncontrolling interests and depreciation and amortization. EBITDA including noncontrolling interests is not a calculation based upon generally accepted accounting principles. The amounts included in the EBITDA including noncontrolling interests calculation, however, are derived from amounts included in the historical statements of income data. In addition, EBITDA including noncontrolling interests should not be considered as an alternative to net income (loss) attributable to Tenneco Inc. or operating income as an indicator of the company's operating performance, or as an alternative to operating cash flows as a measure of liquidity. Tenneco has presented EBITDA including noncontrolling interests because it regularly reviews EBITDA including noncontrolling interests as a measure of the company's performance. In addition, Tenneco believes its investors utilize and analyze our EBITDA including noncontrolling interests for similar purposes. Tenneco also believes EBITDA including noncontrolling interests assists investors in comparing a company's performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA including noncontrolling interests measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP(1) TO NON-GAAP EARNINGS MEASURES(2)
Unaudited
(Millions except per share amounts)

			Q3 2014				Q3 2013
					Net income				Net income
					attributable to				attributable to
			EBITDA (3)	EBIT	Tenneco Inc.	Per Share	EBITDA (3)	EBIT	Tenneco Inc.	Per Share
Earnings Measures			$192	$140	$78	$1.27	$123	$72	$12	$0.19

Adjustments (reflect non-GAAP measures):
Restructuring and related expenses			8	8	7	0.12	58	58	59	0.95
Bad debt charge (4)			4	4	3	0.05	-	-	-	-
Net tax adjustments			-	-	(10)	(0.19)	-	-	(9)	(0.15)

Non-GAAP earnings measures			$204	$152	$78	$1.25	$181	$130	$62	$0.99

	Q3 2014
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
EBIT	$56	$14	$27	$97	$38	$9	$10	$57	$(14)	$140
Restructuring and related expenses	-	-	1	1	3	4	-	7	-	8
Bad debt charge (4)	-	4	-	4	-	-	-	-	-	4
Adjusted EBIT	$56	$18	$28	$102	$41	$13	$10	$64	$(14)	$152

	Q3 2013
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
EBIT	$57	$16	$22	$95	$33	$(40)	$5	$(2)	$(21)	$72
Restructuring and related expenses	-	1	-	1	1	55	1	57	-	58
Adjusted EBIT	$57	$17	$22	$96	$34	$15	$6	$55	$(21)	$130
(1) Generally Accepted Accounting Principles

(2) Tenneco presents the above reconciliation of GAAP to non-GAAP earnings measures primarily to reflect the results in a manner that allows a better understanding of the results of operational activities separate from the financial impact of decisions made for the long-term benefit of the company and other items impacting comparability between the periods. Adjustments similar to the ones reflected above have been recorded in earlier periods, and similar types of adjustments can reasonably be expected to be recorded in future periods. Using only the non-GAAP earnings measures to analyze earnings would have material limitations because its calculation is based on the subjective determinations of management regarding the nature and classification of events and circumstances that investors may find material. Management compensates for these limitations by utilizing both GAAP and non-GAAP earnings measures reflected above to understand and analyze the results of the business. The company believes investors find the non-GAAP information helpful in understanding the ongoing performance of operations separate from items that may have a disproportionate positive or negative impact on the company's financial results in any particular period.

(3) EBITDA including noncontrolling interests represents income before interest expense, income taxes, noncontrolling interests and depreciation and amortization. EBITDA including noncontrolling interests is not a calculation based upon generally accepted accounting principles. The amounts included in the EBITDA including noncontrolling interests calculation, however, are derived from amounts included in the historical statements of income data. In addition, EBITDA including noncontrolling interests should not be considered as an alternative to net income (loss) attributable to Tenneco Inc. or operating income as an indicator of the company's operating performance, or as an alternative to operating cash flows as a measure of liquidity. Tenneco has presented EBITDA including noncontrolling interests because it regularly reviews EBITDA including noncontrolling interests as a measure of the company's performance. In addition, Tenneco believes its investors utilize and analyze our EBITDA including noncontrolling interests for similar purposes. Tenneco also believes EBITDA including noncontrolling interests assists investors in comparing a company's performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA including noncontrolling interests measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

(4) Charge related to the bankruptcy of an aftermarket customer in Europe.

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP(1) NET INCOME TO EBITDA INCLUDING NONCONTROLLING INTERESTS (2)
Unaudited
(Millions)

	YTD 2014
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
Net income attributable to Tenneco Inc.										$205

Net income attributable to noncontrolling interests										29

Net income										234

Income tax expense										117

Interest expense (net of interest capitalized)										58

EBIT, Earnings before interest expense, income taxes and noncontrolling interests (GAAP measure)	$186	$41	$70	$297	$116	$39	$25	$180	$(68)	409

Depreciation and amortization of other intangibles	49	34	16	99	24	27	5	56	-	155

Total EBITDA including noncontrolling interests (2)	$235	$75	$86	$396	$140	$66	$30	$236	$(68)	$564

	YTD 2013
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
Net income attributable to Tenneco Inc.										$129

Net income attributable to noncontrolling interests										28

Net income										157

Income tax expense										89

Interest expense (net of interest capitalized)										60

EBIT, Earnings before interest expense, income taxes and noncontrolling interests (GAAP measure)	$174	$45	$58	$277	$94	$(16)	$15	$93	$(64)	306

Depreciation and amortization of other intangibles	45	33	15	93	24	28	6	58	-	151

Total EBITDA including noncontrolling interests (2)	$219	$78	$73	$370	$118	$12	$21	$151	$(64)	$457
(1) Generally Accepted Accounting Principles

(2) EBITDA including noncontrolling interests represents income before interest expense, income taxes, noncontrolling interests and depreciation and amortization. EBITDA including noncontrolling interests is not a calculation based upon generally accepted accounting principles. The amounts included in the EBITDA including noncontrolling interests calculation, however, are derived from amounts included in the historical statements of income data. In addition, EBITDA including noncontrolling interests should not be considered as an alternative to net income (loss) attributable to Tenneco Inc. or operating income as an indicator of the company's operating performance, or as an alternative to operating cash flows as a measure of liquidity. Tenneco has presented EBITDA including noncontrolling interests because it regularly reviews EBITDA including noncontrolling interests as a measure of the company's performance. In addition, Tenneco believes its investors utilize and analyze our EBITDA including noncontrolling interests for similar purposes. Tenneco also believes EBITDA including noncontrolling interests assists investors in comparing a company's performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA including noncontrolling interests measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP(1) TO NON-GAAP EARNINGS MEASURES(2)
Unaudited
(Millions except per share amounts)

			YTD 2014				YTD 2013
					Net income				Net income
					attributable to				attributable to
			EBITDA (3)	EBIT	Tenneco Inc.	Per Share	EBITDA (3)	EBIT	Tenneco Inc.	Per Share
Earnings Measures			$564	$409	$205	$3.33	$457	$306	$129	$2.09

Adjustments (reflect non-GAAP measures):
Restructuring and related expenses			28	28	24	0.40	69	69	67	1.08
Bad debt charge (4)			4	4	3	0.05	-	-	-	-
Net tax adjustments			-	-	(9)	(0.17)	-	-	(22)	(0.35)

Non-GAAP earnings measures			$596	$441	$223	$3.61	$526	$375	$174	$2.82

	YTD 2014
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
EBIT	$186	$41	$70	$297	$116	$39	$25	$180	$(68)	$409
Restructuring and related expenses	-	9	5	14	3	10	1	14	-	28
Bad debt charge (4)	-	4	-	4	-	-	-	-	-	4
Adjusted EBIT	$186	$54	$75	$315	$119	$49	$26	$194	$(68)	$441

	YTD 2013
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
EBIT	$174	$45	$58	$277	$94	$(16)	$15	$93	$(64)	$306
Restructuring and related expenses	-	5	2	7	1	57	2	60	2	69
Adjusted EBIT	$174	$50	$60	$284	$95	$41	$17	$153	$(62)	$375
(1) Generally Accepted Accounting Principles

(2) Tenneco presents the above reconciliation of GAAP to non-GAAP earnings measures primarily to reflect the results in a manner that allows a better understanding of the results of operational activities separate from the financial impact of decisions made for the long-term benefit of the company and other items impacting comparability between the periods. Adjustments similar to the ones reflected above have been recorded in earlier periods, and similar types of adjustments can reasonably be expected to be recorded in future periods. Using only the non-GAAP earnings measures to analyze earnings would have material limitations because its calculation is based on the subjective determinations of management regarding the nature and classification of events and circumstances that investors may find material. Management compensates for these limitations by utilizing both GAAP and non-GAAP earnings measures reflected above to understand and analyze the results of the business. The company believes investors find the non-GAAP information helpful in understanding the ongoing performance of operations separate from items that may have a disproportionate positive or negative impact on the company's financial results in any particular period.

(3) EBITDA including noncontrolling interests represents income before interest expense, income taxes, noncontrolling interests and depreciation and amortization. EBITDA including noncontrolling interests is not a calculation based upon generally accepted accounting principles. The amounts included in the EBITDA including noncontrolling interests calculation, however, are derived from amounts included in the historical statements of income data. In addition, EBITDA including noncontrolling interests should not be considered as an alternative to net income (loss) attributable to Tenneco Inc. or operating income as an indicator of the company's operating performance, or as an alternative to operating cash flows as a measure of liquidity. Tenneco has presented EBITDA including noncontrolling interests because it regularly reviews EBITDA including noncontrolling interests as a measure of the company's performance. In addition, Tenneco believes its investors utilize and analyze our EBITDA including noncontrolling interests for similar purposes. Tenneco also believes EBITDA including noncontrolling interests assists investors in comparing a company's performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA including noncontrolling interests measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

(4) Charge related to the bankruptcy of an aftermarket customer in Europe.

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP (1) REVENUE TO NON-GAAP REVENUE MEASURES (2)
Unaudited
(Millions)

	Q3 2014
				Currency	Value-add
				Impact on	Revenues
		Substrate	Value-add	Value-add	excluding
	Revenues	Sales	Revenues	Revenues	Currency
Clean Air Division
North America	$700	$261	$439	$-	$439
Europe, South America & India	484	164	320	(12)	332
Asia Pacific	247	54	193	(1)	194
Total Clean Air Division	1,431	479	952	(13)	965

Ride Performance Division
North America	342	-	342	(3)	345
Europe, South America & India	252	-	252	(13)	265
Asia Pacific	56	-	56	-	56
Total Ride Performance Division	650	-	650	(16)	666

Total Tenneco Inc.	$2,081	$479	$1,602	$(29)	$1,631

	Q3 2013
				Currency	Value-add
				Impact on	Revenues
		Substrate	Value-add	Value-add	excluding
	Revenues	Sales	Revenues	Revenues	Currency
Clean Air Division
North America	$648	$246	$402	$-	$402
Europe, South America & India	470	152	318	-	318
Asia Pacific	210	33	177	-	177
Total Clean Air Division	1,328	431	897	-	897

Ride Performance Division
North America	321	-	321	-	321
Europe, South America & India	258	-	258	-	258
Asia Pacific	56	-	56	-	56
Total Ride Performance Division	635	-	635	-	635

Total Tenneco Inc.	$1,963	$431	$1,532	$-	$1,532
(1) Generally Accepted Accounting Principles

(2) Tenneco presents the above reconciliation of revenues in order to reflect value-add revenues separately from the effects of doing business in currencies other than the U.S. dollar. Additionally, substrate sales include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Tenneco uses this information to analyze the trend in revenues before these factors. Tenneco believes investors find this information useful in understanding period to period comparisons in the company's revenues.

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP (1) REVENUE TO NON-GAAP REVENUE MEASURES (2)
Unaudited
(Millions)

	YTD 2014
				Currency	Value-add
				Impact on	Revenues
		Substrate	Value-add	Value-add	excluding
	Revenues	Sales	Revenues	Revenues	Currency
Clean Air Division
North America	$2,153	$810	$1,343	$(2)	$1,345
Europe, South America & India	1,513	510	1,003	(4)	1,007
Asia Pacific	750	158	592	(4)	596
Total Clean Air Division	4,416	1,478	2,938	(10)	2,948

Ride Performance Division
North America	1,041	-	1,041	(11)	1,052
Europe, South America & India	795	-	795	(33)	828
Asia Pacific	164	-	164	(3)	167
Total Ride Performance Division	2,000	-	2,000	(47)	2,047

Total Tenneco Inc.	$6,416	$1,478	$4,938	$(57)	$4,995

	YTD 2013
				Currency	Value-add
				Impact on	Revenues
		Substrate	Value-add	Value-add	excluding
	Revenues	Sales	Revenues	Revenues	Currency
Clean Air Division
North America	$1,981	$778	$1,203	$-	$1,203
Europe, South America & India	1,453	505	948	-	948
Asia Pacific	596	90	506	-	506
Total Clean Air Division	4,030	1,373	2,657	-	2,657

Ride Performance Division
North America	952	-	952	-	952
Europe, South America & India	791	-	791	-	791
Asia Pacific	160	-	160	-	160
Total Ride Performance Division	1,903	-	1,903	-	1,903

Total Tenneco Inc.	$5,933	$1,373	$4,560	$-	$4,560
(1) Generally Accepted Accounting Principles

(2) Tenneco presents the above reconciliation of revenues in order to reflect value-add revenues separately from the effects of doing business in currencies other than the U.S. dollar. Additionally, substrate sales include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Tenneco uses this information to analyze the trend in revenues before these factors. Tenneco believes investors find this information useful in understanding period to period comparisons in the company's revenues.

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP REVENUE TO NON-GAAP REVENUE MEASURES
Unaudited
(Millions except percents)

	Q3 2014 vs. Q3 2013 $ Change and % Change Increase (Decrease)
			Value-add
			Revenues
			Excluding
	Revenues	% Change	Currency	% Change
Clean Air Division
North America	$52	8%	$37	9%
Europe, South America & India	14	3%	14	4%
Asia Pacific	37	18%	17	10%
Total Clean Air Division	103	8%	68	8%

Ride Performance Division
North America	21	7%	24	7%
Europe, South America & India	(6)	(2%)	7	3%
Asia Pacific	-	0%	-	0%
Total Ride Performance Division	15	2%	31	5%

Total Tenneco Inc.	$118	6%	$99	6%

	YTD Q3 2014 vs. YTD Q3 2013 $ Change and % Change Increase (Decrease)
			Value-add
			Revenues
			Excluding
	Revenues	% Change	Currency	% Change
Clean Air Division
North America	$172	9%	$142	12%
Europe, South America & India	60	4%	59	6%
Asia Pacific	154	26%	90	18%
Total Clean Air Division	386	10%	291	11%

Ride Performance Division
North America	89	9%	100	11%
Europe, South America & India	4	1%	37	5%
Asia Pacific	4	3%	7	4%
Total Ride Performance Division	97	5%	144	8%

Total Tenneco Inc.	$483	8%	$435	10%

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF NON-GAAP MEASURES
Debt net of cash / Adjusted LTM EBITDA including noncontrolling interests
Unaudited
(Millions except ratios)

		Quarter Ended September 30,

		2014		2013

Total debt		$1,298		$1,357

Total cash		280		281

Debt net of cash balances (1)		$1,018		$1,076

Adjusted LTM EBITDA including noncontrolling interests (2) (3)		$777		$670

Ratio of debt net of cash balances to adjusted LTM EBITDA including noncontrolling interests (4)		1.3x		1.6x

	Q4 13	Q1 14	Q2 14	Q3 14	Q3 14 LTM

Net income attributable to Tenneco Inc.	$54	$46	$81	$78	$259

Net income attributable to noncontrolling interests	11	8	10	11	40

Income tax expense	33	40	46	31	150

Interest expense (net of interest capitalized)	20	19	19	20	78

EBIT, Earnings before interest expense, income taxes and noncontrolling interests (GAAP measure)	118	113	156	140	527

Depreciation and amortization of other intangibles	54	51	52	52	209

Total EBITDA including noncontrolling interests (2)	172	164	208	192	736

Restructuring and related expenses	9	10	10	8	37

Bad debt charge (5)	-	-	-	4	4

Total Adjusted EBITDA including noncontrolling interest (3)	$181	$174	$218	$204	$777

	Q4 12	Q1 13	Q2 13	Q3 13	Q3 13 LTM

Net income attributable to Tenneco Inc.	$33	$54	$63	$12	$162

Net income attributable to noncontrolling interests	8	7	11	10	36

Income tax expense	22	12	47	30	111

Interest expense (net of interest capitalized)	21	20	20	20	81

EBIT, Earnings before interest expense, income taxes and noncontrolling interests (GAAP measure)	84	93	141	72	390

Depreciation and amortization of other intangibles	57	50	50	51	208

Total EBITDA including noncontrolling interests (2)	141	143	191	123	598

Restructuring and related expenses	3	4	7	58	72

Total Adjusted EBITDA including noncontrolling interest (3)	$144	$147	$198	$181	$670
(1) Tenneco presents debt net of cash balances because management believes it is a useful measure of Tenneco's credit position and progress toward reducing leverage. The calculation is limited in that the company may not always be able to use cash to repay debt on a dollar-for- dollar basis.

(2) EBITDA including noncontrolling interests represents income before interest expense, income taxes, noncontrolling interests and depreciation and amortization. EBITDA including noncontrolling interests is not a calculation based upon generally accepted accounting principles. The amounts included in the EBITDA including noncontrolling interests calculation, however, are derived from amounts included in the historical statements of income data. In addition, EBITDA including noncontrolling interests should not be considered as an alternative to net income (loss) attributable to Tenneco Inc. or operating income as an indicator of the company's operating performance, or as an alternative to operating cash flows as a measure of liquidity. Tenneco has presented EBITDA including noncontrolling interests because it regularly reviews EBITDA including noncontrolling interests as a measure of the company's performance. In addition, Tenneco believes its investors utilize and analyze our EBITDA including noncontrolling interests for similar purposes. Tenneco also believes EBITDA including noncontrolling interests assists investors in comparing a company's performance on a consistent basis without regard to depreciation and amortization, which can vary significantly depending upon many factors. However, the EBITDA including noncontrolling interests measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

(3) Adjusted EBITDA including noncontrolling interests is presented in order to reflect the results in a manner that allows a better understanding of operational activities separate from the financial impact of decisions made for the long term benefit of the company and other items impacting comparability between the periods. Similar adjustments to EBITDA including noncontrolling interests have been recorded in earlier periods, and similar types of adjustments can reasonably be expected to be recorded in future periods. The company believes investors find the non-GAAP information helpful in understanding the ongoing performance of operations separate from items that may have a disproportionate positive or negative impact on the company's financial results in any particular period.

(4) Tenneco presents the above reconciliation of the ratio of debt net of cash to LTM adjusted EBITDA including noncontrolling interests to show trends that investors may find useful in understanding the company's ability to service its debt. For purposes of this calculation, LTM adjusted EBITDA including noncontrolling interests is used as an indicator of the company's performance and debt net of cash is presented as an indicator of our credit position and progress toward reducing our financial leverage. This reconciliation is provided as supplemental information and not intended to replace the company's existing covenant ratios or any other financial measures that investors may find useful in describing the company's financial position. See notes (1), (2) and (3) for a description of the limitations of using debt net of cash, EBITDA including noncontrolling interests and adjusted EBITDA including noncontrolling interests.

(5) Charge related to the bankruptcy of an aftermarket customer in Europe.

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP (1) REVENUE TO NON-GAAP REVENUE MEASURES
Unaudited
(Millions)

	Three Months Ended September 30,
	2014	2013

Original equipment light vehicle revenues	$1,480	$1,394

Original equipment commercial truck, off-highway and other revenues	272	236

Aftermarket revenues	329	333

Net sales and operating revenues	$2,081	$1,963

	Nine Months Ended September 30,

	2014	2013

Original equipment light vehicle revenues	$4,565	$4,265

Original equipment commercial truck, off-highway and other revenues	851	686

Aftermarket revenues	1,000	982

Net sales and operating revenues	$6,416	$5,933

(1) Generally Accepted Accounting Principles

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP (1) REVENUE AND EARNINGS TO NON-GAAP REVENUE AND EARNINGS MEASURES (2)
Unaudited
(Millions except percents)

	Q3 2014
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
Net sales and operating revenues	$700	$484	$247	$1,431	$342	$252	$56	$650	$-	$2,081

Less: Substrate sales	261	164	54	479	-	-	-	-	-	479

Value-add revenues	$439	$320	$193	$952	$342	$252	$56	$650	$-	$1,602

EBIT	$56	$14	$27	$97	$38	$9	$10	$57	$(14)	$140

EBIT as a % of revenue	8.0%	2.9%	10.9%	6.8%	11.1%	3.6%	17.9%	8.8%		6.7%
EBIT as a % of value-add revenue	12.8%	4.4%	14.0%	10.2%	11.1%	3.6%	17.9%	8.8%		8.7%

Adjusted EBIT	$56	$18	$28	$102	$41	$13	$10	$64	$(14)	$152

Adjusted EBIT as a % of revenue	8.0%	3.7%	11.3%	7.1%	12.0%	5.2%	17.9%	9.8%		7.3%
Adjusted EBIT as a % of value-add revenue	12.8%	5.6%	14.5%	10.7%	12.0%	5.2%	17.9%	9.8%		9.5%

	Q3 2013
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
Net sales and operating revenues	$648	$470	$210	$1,328	$321	$258	$56	$635	$-	$1,963

Less: Substrate sales	246	152	33	431	-	-	-	-	-	431

Value-add revenues	$402	$318	$177	$897	$321	$258	$56	$635	$-	$1,532

EBIT	$57	$16	$22	$95	$33	$(40)	$5	$(2)	$(21)	$72

EBIT as a % of revenue	8.8%	3.4%	10.5%	7.2%	10.3%	-15.5%	8.9%	-0.3%		3.7%
EBIT as a % of value-add revenue	14.2%	5.0%	12.4%	10.6%	10.3%	-15.5%	8.9%	-0.3%		4.7%

Adjusted EBIT	$57	$17	$22	$96	$34	$15	$6	$55	$(21)	$130

Adjusted EBIT as a % of revenue	8.8%	3.6%	10.5%	7.2%	10.6%	5.8%	10.7%	8.7%		6.6%
Adjusted EBIT as a % of value-add revenue	14.2%	5.3%	12.4%	10.7%	10.6%	5.8%	10.7%	8.7%		8.5%
(1) Generally Accepted Accounting Principles

(2) Tenneco presents the above reconciliation of revenues in order to reflect EBIT as a percent of both total revenues and value-add revenues. Substrate sales include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Further, presenting EBIT as a percent of value-add revenue assists investors in evaluating our company's operational performance without the impact of such substrate sales.

ATTACHMENT 2
TENNECO INC.
RECONCILIATION OF GAAP (1) REVENUE AND EARNINGS TO NON-GAAP REVENUE AND EARNINGS MEASURES (2)
Unaudited
(Millions except percents)

	YTD 2014
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
Net sales and operating revenues	$2,153	$1,513	$750	$4,416	$1,041	$795	$164	$2,000	$-	$6,416

Less: Substrate sales	810	510	158	1,478	-	-	-	-	-	1,478

Value-add revenues	$1,343	$1,003	$592	$2,938	$1,041	$795	$164	$2,000	$-	$4,938

EBIT	$186	$41	$70	$297	$116	$39	$25	$180	$(68)	$409

EBIT as a % of revenue	8.6%	2.7%	9.3%	6.7%	11.1%	4.9%	15.2%	9.0%		6.4%
EBIT as a % of value-add revenue	13.8%	4.1%	11.8%	10.1%	11.1%	4.9%	15.2%	9.0%		8.3%

Adjusted EBIT	$186	$54	$75	$315	$119	$49	$26	$194	$(68)	$441

Adjusted EBIT as a % of revenue	8.6%	3.6%	10.0%	7.1%	11.4%	6.2%	15.9%	9.7%		6.9%
Adjusted EBIT as a % of value-add revenue	13.8%	5.4%	12.7%	10.7%	11.4%	6.2%	15.9%	9.7%		8.9%

	YTD 2013
	Clean Air Division				Ride Performance Division
	North	Europe,	Asia		North	Europe,	Asia
	America	SA & India	Pacific	Total	America	SA & India	Pacific	Total	Other	Total
Net sales and operating revenues	$1,981	$1,453	$596	$4,030	$952	$791	$160	$1,903	$-	$5,933

Less: Substrate sales	778	505	90	1,373	-	-	-	-	-	1,373

Value-add revenues	$1,203	$948	$506	$2,657	$952	$791	$160	$1,903	$-	$4,560

EBIT	$174	$45	$58	$277	$94	$(16)	$15	$93	$(64)	$306

EBIT as a % of revenue	8.8%	3.1%	9.7%	6.9%	9.9%	-2.0%	9.4%	4.9%		5.2%
EBIT as a % of value-add revenue	14.5%	4.7%	11.5%	10.4%	9.9%	-2.0%	9.4%	4.9%		6.7%

Adjusted EBIT	$174	$50	$60	$284	$95	$41	$17	$153	$(62)	$375

Adjusted EBIT as a % of revenue	8.8%	3.4%	10.1%	7.0%	10.0%	5.2%	10.6%	8.0%		6.3%
Adjusted EBIT as a % of value-add revenue	14.5%	5.3%	11.9%	10.7%	10.0%	5.2%	10.6%	8.0%		8.2%
(1) Generally Accepted Accounting Principles

(2) Tenneco presents the above reconciliation of revenues in order to reflect EBIT as a percent of both total revenues and value-add revenues. Substrate sales include precious metals pricing, which may be volatile. Substrate sales occur when, at the direction of its OE customers, Tenneco purchases catalytic converters or components thereof from suppliers, uses them in its manufacturing processes and sells them as part of the completed system. While Tenneco original equipment customers assume the risk of this volatility, it impacts reported revenue. Excluding substrate sales removes this impact. Further, presenting EBIT as a percent of value-add revenue assists investors in evaluating our company's operational performance without the impact of such substrate sales.

CONTACT:
Tenneco Inc.
Media inquiries
Bill Dawson, 847-482-5807
bdawson@tenneco.com
or
Investor inquiries
Linae Golla, 847-482-5162
lgolla@tenneco.com